SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): March 31, 2004



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------
              (Address)                               (Zip Code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)



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     ITEM 4: Change in Registrant's Certifying Accountant

     KPMG LLP ("KPMG") was previously the principal accountants for Avado Brands, Inc., a Georgia corporation (the "Company"). On March 31, 2004, the
Company received a letter from KPMG, dated March 30, 2004, confirming their resignation as the Company's independent accountants.

     In connection with its audits for each of the two most recent fiscal years ended December 29, 2002 and the subsequent interim period through March 30, 2004, the date of KPMG's resignation, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement. For the two most recent fiscal years ended December 29, 2002 and the subsequent interim period through March 30, 2004, the date of KPMG's resignation, the following reportable events are noted:

     For the audit of the fiscal year ended December 30, 2001, KPMG's management letter to the Audit Committee of the Board of Directors of the Company dated April 23, 2002 contained two reportable conditions. The first reportable condition related to situations where account reconciliations were either not being prepared, not being prepared timely, or that the general ledger was not adjusted to the account reconciliation. The second reportable condition relates to KPMG's assessment that there were not a sufficient number of appropriate personnel in the accounting and finance function to ensure that complete and accurate financial statements were being prepared on a consistent and timely basis. Furthermore the Company restated its interim financial statements for the first and second quarter Form 10-Q's in fiscal year 2003, as a result of incorrectly calculating the loss on disposal of two properties included in discontinued operations.

     The audit reports of KPMG on the consolidated financial statements of Avado Brands, Inc. and subsidiaries as of and for the fiscal years ended December 29, 2002 and December 30, 2001 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except as follows:

     KPMG's report dated February 27, 2003 on the consolidated financial statements as of December 29, 2002 and December 30, 2001 and for each of the years in the three-year period ended December 29, 2002 contained a separate paragraph stating "the Company has suffered recurring losses from operations, has a working capital deficit, an accumulated deficit, and a secured credit facility which is due May 25, 2003 that raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 9. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." KPMG's report also referred to the Company's adoption of Statements of Financial Accounting Standards No. 142 and No. 144 effective December 31, 2001.

     The Company requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements. A copy of this letter, dated April 7, 2004, is attached hereto as
Exhibit 16.1 to this Form 8-K.

     The Audit Committee of the Company's Board of Directors is currently seeking to engage a new principal independent accountant to audit the Company's financial statements. The Company will file an additional Form 8-K as soon as a new accountant is approved by the Audit Committee of the Company's Board of Directors.


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

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired:

     None.

     (b) Pro Forma Financial Information:

     None.

     (c) Exhibits:

     16.1 Letter from KPMG to the Securities and Exchange Commission, dated as of April 7, 2004.





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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Louis J. Profumo
                                         ----------------------
                                         Chief Financial Officer


Date: April 7, 2004


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